Davidson Multi-Cap Equity Fund

Class A	DFMAX
Class C	DFMCX
Class I	DFMIX

A series of Advisors Series Trust

            March 31, 2017

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated October 28, 2016 (the “Supplement”)

Based on a recommendation from Davidson Investment Advisors, Inc. (the “Advisor”), investment adviser to the Davidson Multi-Cap Equity Fund (the “Fund”), the Board of Trustees of Advisors Series Trust has approved closing the Class C shares of the Fund and converting all outstanding Class C shares to Class A shares.  Class A shares have lower expenses than Class C shares.

Effective March 31, 2017, Class C shares will no longer be available for purchase.

After the close of business on May 15, 2017, the Fund will convert all outstanding Class C shares into Class A shares. The conversion will not be considered a taxable event for federal income tax purposes.  Prior to the conversion, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus.

For shareholders planning on redeeming Class C shares prior to their conversion to Class A shares, please note the following: 1) a redemption may be deemed to be a taxable event for many shareholders for federal income tax purposes, 2) the Advisor will waive the 1.00% contingent deferred sales charge for any shares redeemed within 12 months of purchase and 3) a redemption fee will not be charged.

If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of the shareholder’s Class C shares.  No front-end sales charges will be assessed on the conversion of Class C shares to Class A shares.  NOTE:  Any Class C shareholder whose shares are converted into Class A shares will be exempt from paying the Class A front-end sales load on all future purchases.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.